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                                                               Exhibit 23.3

                      CONSENT OF INDEPENDENT AUDITORS

      We consent to the reference to our firm under the caption "Experts" and to the use of our report dated May 26, 2000, with respect to the combined financial statements of Radio Stations WODE(FM)/WEEX(AM) included in Amendment No. 1 to the Registration Statement (Form S-1) and related Prospectus of Nassau Broadcasting Corporation for the registration of its class A common stock.

                                                      /s/ ERNST & YOUNG LLP

San Antonio, TX

June 23, 2000